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                                                                   EXHIBIT 10.02


                                               [As amended to November 16, 2000]


                        CSG SYSTEMS INTERNATIONAL, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN
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                                   ARTICLE I

                                    GENERAL
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     1.1  Purpose of the Plan.  The purpose of the CSG Systems International,
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Inc. 1996 Employee Stock Purchase Plan (the "Plan") is to provide Eligible
Employees of the Company and its Subsidiaries with a program for the regular purchase of Shares from the Company through periodic payroll deductions and dividend reinvestments, thereby giving Participants the opportunity to acquire a proprietary interest in the success of the Company.

     1.2  Definitions.  For purposes of the Plan, the following words and
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phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

     (a) "Adjusted Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value on the last trading day of the Plan Month for which an Adjusted Price is being determined.

     (b)  "Agent" means the independent agent appointed pursuant to Section 1.4.

     (c) "Company" means CSG Systems International, Inc., a Delaware corporation.

     (d) "Eligible Employee" means a person who is of majority age in his or her domicile state or other applicable jurisdiction and is a full-time or part-time employee of the Company or a Subsidiary, except that a temporary employee and an employee who has been designated by the Board of Directors of the Company as an executive officer of the Company or is otherwise subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 shall not be eligible to participate in the Plan.

     (e) "Fair Market Value" means the last sale price of the Shares as quoted on the Nasdaq National Market System on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Shares are listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Shares are listed or admitted to trading on the trading day for
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          which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are neither quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Shares on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Shares selected for such purpose by the Chief Executive Officer of the Company, or, if none of the foregoing is applicable, the fair market value of the Shares as determined in good faith by the Chief Executive Officer of the Company in his sole discretion.

     (f) "Participant" means an Eligible Employee who has elected to participate in the Plan pursuant to Section 2.1.

     (g)  "Plan Month" means each calendar month during the term of the Plan.

     (h) "Shares" means shares of Common Stock, $0.01 par value per share, of the Company.

     (i) "Subsidiary" means a corporation of which not less than fifty (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or hereafter is organized or acquired by the Company or a Subsidiary. The plural form of such word is "Subsidiaries".

     1.3  Effective Date and Term of Plan.  The Plan shall become effective on
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September 1, 1996.  The Plan shall remain in effect indefinitely, subject to termination by the Board of Directors of the Company as of the end of any Plan Month and subject to the provisions of Section 1.5.

     1.4  Appointment and Removal of the Agent.  The Company shall appoint an
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independent bank, trust company, brokerage firm, or other financial institution to administer the Plan (including but not limited to the establishment of such procedures as reasonably may be necessary to accomplish such administration in a manner consistent with the purposes of the Plan), keep the records of the Plan reflecting the interests of Participants, hold Shares acquired under the Plan on behalf of Participants, and generally act as the agent of Participants in the manner and to the extent provided in the Plan. The Agent may resign at any time by giving written notice of such resignation to the Company at least thirty (30) days prior to the effective date of such resignation. The Company may remove the Agent at any time by giving written notice of such removal to the Agent at least thirty (30) days prior to the effective date of such removal. In the event of the resignation or removal of the Agent, the Company promptly shall

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appoint a new Agent. The Company shall provide the names and addresses of all
Participants to the Agent to facilitate direct communications by the Agent to the Participants.

     1.5  Shares Available Under the Plan.  The maximum number of Shares which
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the Company may issue under the Plan is 250,000.  In the event of an increase in the number of outstanding Shares by reason of a stock dividend or stock split, the number of Shares remaining available for issuance under the Plan shall be increased proportionately.

     1.6  Action by the Company.  Whenever an action is required by or permitted
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to the Company under the Plan, unless otherwise expressly provided by the Plan or the Board of Directors of the Company, such action shall be taken by the Chief Executive Officer of the Company or his or her delegate.


                                  ARTICLE II

                              PLAN PARTICIPATION
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     2.1  Enrollment and Payroll Deductions.  Participation in the Plan is
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voluntary.  An Eligible Employee may elect to participate in the Plan by completing and delivering to the Company enrollment and payroll deduction authorization forms prescribed by the Company authorizing periodic payroll deductions by the Company from such Eligible Employee's wages of the periodic amount specified by such Eligible Employee. Payroll deductions with respect to an Eligible Employee shall commence as soon as administratively practicable but not later than the first payroll date in the Plan Month next following the Plan Month in which the enrollment and payroll deduction authorization forms of such Eligible Employee are received and accepted by the Company. If a Participant's wages are paid on a biweekly schedule, then the biweekly payroll deduction amount specified by such Participant in his or her payroll deduction authorization form must be a minimum of $10.00 and may not exceed $500.00; in the case of Participants whose compensation is paid in a currency other than United States dollars, the applicable limits shall be the approximate equivalents of such minimum and maximum amounts fixed from time to time by the Company in administratively convenient units of such other currency. If a Participant's wages are paid on a schedule other than biweekly, then the periodic payroll deductions referred to in this Section 2.1 shall be made with respect to such Participant in accordance with such schedule as reflected on such Participant's payroll deduction authorization form; and the Company shall proportionately adjust the minimum and maximum permitted payroll deductions applicable to such Participant. A Participant may change his or her periodic payroll deduction amount by written notice to the Company in such form as the Company may specify; such change shall be effective as soon as administratively practicable but not later than the first payroll date in the Plan Month next following the Plan Month in which the change form is received and accepted by the Company. A Participant may cease participation in the Plan as of any payroll date by giving written notice of such cessation to the Company in such form as the Company may specify at least fifteen (15) days prior to such payroll date, in which event such Participant may not re-enter the Plan for ninety (90) days after the effective date of such cessation of participation in the Plan.

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     2.2  Issuance of Shares.  On the last business day of each Plan Month, the
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Company shall notify the Agent in written or electronic form of the aggregate
United States dollar amount withheld for each Participant during such Plan Month and shall instruct the transfer agent for the Shares to issue to the Agent (in such form or nominee name as the Agent may direct) as an original issuance of authorized but unissued Shares or as the reissuance of Shares held by the Company as treasury shares (and shall provide such transfer agent with such additional documentation as may be required for such purpose) that number of full Shares which is equal to (a) the aggregate United States dollar amount withheld pursuant to the Plan for all Participants during such Plan Month divided by (b) the Adjusted Price. Upon the issuance or reissuance of such number of full Shares, the amount referred to in clause (a) of the preceding sentence shall be deemed to have been paid to and received by the Company, and shall be appropriately reflected on the books of the Company, as the consideration for such number of newly issued or reissued full Shares; however, if the Agent's record-keeping systems permit, a fractional share resulting from the calculation referred to in the preceding sentence may be taken into account in the Plan records maintained by the Agent. For purposes of determining the United States dollar amount withheld from the wages of Participants whose compensation is paid in a currency other than United States dollars, the amount withheld in such other currency shall be converted to United States dollars on the basis of the applicable exchange rate quoted in The Wall Street Journal for
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the next-to-the-last business day of the Plan Month involved.

     2.3  Allocation of Shares.  The Agent shall allocate the Shares acquired by
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the Agent pursuant to Section 2.2 for a particular Plan Month among those
Participants whose payroll deductions provided the funds used to acquire such Shares. Such allocation shall be made in the Plan records maintained by the Agent in proportion to the United States dollar amount of funds so provided by each Participant and, if fractional shares are involved, shall be made to three decimal places. Subject to the provisions of Section 2.5, the Agent shall hold in its name or the name of its nominee, for the benefit of all Participants, all shares acquired under the Plan. At least annually, and at such other times as the Agent may determine to be appropriate, the Agent shall send a statement directly to each Participant, showing with respect to such Participant acquisitions of Shares, dividends credited, sales or distributions of Shares, and any applicable commissions or fees charged to such Participant during the period covered by such statement.

     2.4  Dividends and Distributions.  Dividends and other distributions by the
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Company with respect to Shares held by the Agent under the Plan shall be allocated or otherwise dealt with by the Agent as follows:

     (a)  Cash Dividends.  Cash dividends received by the Agent on Shares
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          allocated to Participants' Plan accounts shall be used by the Agent to acquire additional Shares for such Participants by remitting the aggregate amount of such cash dividends to the Company to be added to the amount applied to the next acquisition of Shares from the Company pursuant to Section 2.2.

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     (b)  Stock Dividends and Stock Splits.  Stock dividends and stock splits
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          shall be credited to Participants having Shares allocated to their
          Plan accounts to the extent that such stock dividends and stock splits are attributable to such Shares.

     (c)  Stock Rights.  If the Company makes available to its stockholders
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          generally rights to subscribe to additional Shares or other securities, such rights accruing on Shares held by the Agent under the Plan shall be sold by the Agent and the net proceeds of such sale shall be applied to the acquisition from the Company of additional Shares for Participants in the same manner as cash dividends are applied.

     2.5  Issuance of Stock Certificates; Sales of Shares.  Upon the request of
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a Participant, the Agent will cause a stock certificate for some or all of the full Shares in such Participant's Plan account to be issued and delivered to such Participant as promptly as practicable. Upon the issuance of such certificate, such Participant's Plan account will be appropriately debited. Upon the request of a Participant, the Agent will sell for the account of such Participant any or all of the Shares in such Participant's Plan account and shall remit the proceeds of such sale, net of applicable brokerage commissions (if any), to such Participant as promptly as practicable. If a Participant requests that sale proceeds be remitted to such Participant in a currency other than United States dollars, then the requested currency exchange will be made at the prevailing rate for transactions of the size involved as determined in the sole discretion of the Agent or its designee for such purpose, and such Participant will bear all expenses incurred by the Agent in effecting such currency exchange. Requests by Participants pursuant to this Section 2.5 may be made in writing or by such electronic or other means as the Agent may provide.

     2.6  Stockholder Rights.  A Participant will have the right to vote the
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Shares in his or her Plan account in accordance with the Agent's customary procedures for the voting of shares held in "street name" or other similar types of accounts. A Participant shall have no rights as a stockholder of the Company with respect to any Shares held in such Participant's Plan account until a certificate for such Shares has been issued in the name of such Participant and reflected in the stockholder records of the Company.

     2.7  Expenses.  The Company will bear all of the expenses of administering
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the Plan, including but not limited to the Agent's fees and any transfer taxes and expenses of transferring Shares to Participants. However, a Participant will bear any expenses incurred by the Agent in selling Shares held for such Participant under the Plan, including but not limited to applicable brokerage commissions and currency exchange expenses.

     2.8  Termination of Eligibility.  If a Participant ceases to be eligible to
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participate in the Plan for any reason, including but not limited to the termination of such Participant's employment by the Company or a Subsidiary, then such Participant may no longer participate in the Plan through payroll deductions. If a Participant ceases to be eligible to participate in the Plan for a reason other than such Participant's death, then the Agent shall maintain such Participant's Plan account pending the Agent's receipt of instructions either from the Participant

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or from the Company as to the sale of or the issuance of a stock certificate for the Shares in such Plan account in accordance with Section 2.5 If a Participant dies, then the Agent shall maintain the deceased Participant's Plan account pending the Agent's receipt of instructions as to the disposition of such account from the duly authorized representative of the deceased Participant's estate.

     2.9  Termination of Plan.  If the Company terminates the Plan, then the
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Agent shall cause a stock certificate for the full Shares in a Participant's
Plan account to be issued and delivered to such Participant as promptly as practicable and shall sell for the account of such Participant any fractional Shares in such Participant's Plan account and remit the proceeds of such sale, net of applicable brokerage commissions (if any), to such Participant as promptly as practicable. However, in its discretion, the Company may provide additional alternatives for the disposition of the Shares in a Participant's Plan account upon the termination of the Plan.


                                  ARTICLE III

                                 MISCELLANEOUS
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     3.1  Interpretation.  The Chief Executive Officer of the Company or his or
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her delegate shall have the authority to establish rules and regulations for the operation of the Plan, to interpret the Plan, and to decide any and all questions which may arise in connection with the Plan. Any delegate of the Chief Executive Officer of the Company for purposes of the Plan shall not make any discretionary decision which pertains directly to such delegate as a Participant.

     3.2  Nonassignability.  No Participant shall have any right to sell,
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assign, transfer, pledge, or otherwise encumber or convey such Participant's
Plan account or any Shares credited to such account, or any part thereof, prior to such Participant's actual receipt of a certificate for such Shares or the proceeds of the sale of such Shares. No Plan account shall be subject to attachment, garnishment, or seizure for the payment of any debts, judgments, alimony, child support, or separate maintenance owed by a Participant nor be transferable by operation of law in the event of a Participant's bankruptcy or insolvency.

     3.3  Employment Rights.  An Eligible Employee's election to participate in
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the Plan and the Company's acceptance of such Eligible Employee's enrollment in the Plan shall not be deemed to constitute a contract of employment between such Eligible Employee and the Company or any Subsidiary. No provision of the Plan shall be deemed to give any Participant any right (i) to be retained in the employ or other service of the Company or any Subsidiary for any specific length of time, (ii) to interfere with the right of the Company or any Subsidiary to discipline or discharge the Participant at any time, (iii) to hold any particular position or responsibility with the Company or any Subsidiary, or
(iv) to receive any particular compensation from the Company or any Subsidiary.

     3.4  Withholding; Payroll Taxes.  To the extent required by applicable laws
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and regulations in effect at the time payroll deductions pursuant to the Plan are made from a

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Participant's wages, the Company or the Subsidiary by whom such Participant's wages are paid shall withhold from the remaining portion of such wages any taxes or other obligations required to be withheld from such wages by federal, state, local, or other laws by reason of such payroll deductions and the purchase of Shares under the Plan for the benefit of such Participant at a price less than Fair Market Value.

     3.5  Transfer Upon Death.  The Plan account of a Participant may be
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transferred by will or the laws of descent and distribution upon the death of such Participant, but the Company may require any transferee of a deceased Participant's Plan account to elect with respect to the Shares in such transferred Plan account either to receive a certificate for all full Shares and the net sale proceeds of any fractional Share or to sell all of the Shares and receive the net proceeds of such sale.

     3.6  Amendment.  The Board of Directors of the Company may amend the Plan
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at any time in whole or in part without terminating the Plan; however, no amendment of the Plan shall decrease the number of Shares already credited to the Plan accounts of Participants. If the Board of Directors of the Company changes the discount from Fair Market Value at which Shares are to be acquired under the Plan, then the Company shall not implement such change until the then Participants have been notified of such change and have been given a reasonable opportunity to cease participation in the Plan.

     3.7  Plan Year. The plan year shall be the calendar year, except that the
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first plan year shall begin on the effective date of the Plan and end on
December 31, 1996.

     3.8  Securities Law Compliance.  The obligation of the Company to sell and
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issue Shares pursuant to the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares and to the satisfaction of any legal preconditions to such issuance or sale.

     3.9  Governing Law.  The provisions of the Plan shall be governed by and
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construed according to the laws of the State of Delaware.

     3.10 Number and Gender.  Unless the context otherwise requires, for all
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purposes of the Plan, words in the singular include their plural, words in the plural include their singular, and words of one gender include the other genders.

     3.11 Successors.  The provisions of the plan shall be binding upon and
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inure to the benefit of the Company, each Participant, and their respective heirs, personal representatives, successors, and permitted assigns (if any).

     3.12 Section Titles.  The titles of the various sections of the Plan are
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for convenient reference only and shall not be considered in the interpretation of the Company.

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